EXHIBIT 32
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of PepsiCo, Inc. (the “Corporation”) on Form 10-K for the fiscal year ended December 28, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Indra K. Nooyi, Chairman of the Board of Directors and Chief Executive Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: February 14, 2014	/s/ Indra K. Nooyi
Indra K. Nooyi
Chairman of the Board of Directors
and Chief Executive Officer

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of PepsiCo, Inc. (the “Corporation”) on Form 10-K for the fiscal year ended December 28, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hugh F. Johnston, Executive Vice President and Chief Financial Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: February 14, 2014	/s/ Hugh F. Johnston
Hugh F. Johnston
Executive Vice President and
Chief Financial Officer